Exhibit 10.3

FIFTH AMENDMENT TO THE ANTHEM BLUE

CROSS PROVIDER AGREEMENT

This Amendment is to the Provider Agreement ("Agreement") dated January 1, 2023, and entered into between Blue Cross of California doing business as Anthem Blue Cross (hereinafter referred to as "Anthem") and Online Care Group,

P.C. (hereinafter "Provider") and is incorporated into the Agreement as follows:

BASE PROVISIONS

ARTICLE VIII

TERM AND TERMINATION

1.
Provision 8.1 is hereby deleted in its entirety and replaced with the following:

8.1 Term of Agreement. This Agreement shall commence at 12:01 AM on January 1, 2026 for a term of

3 (three) year(s), January 1, 2026 until January 1, 2029 (“Initial Term”), and shall continue automatically in effect thereafter for consecutive one (1) year terms unless otherwise terminated as provided herein.”

2.
Provision 8.4.1.10 is hereby added to the Agreement as shown below:

The Master Services Agreement between Elevance Health and American Well dated January 1, 2023 (Vendor Agreement), or the Statement of Work between Elevance Health and American Well dated January 1, 2026 for the Converge Platform, terminates pursuant to Section 7 of the Vendor Agreement.

3.
Provision 8.4.2.4 is hereby added to the Agreement as shown below:

The Master Services Agreement between Elevance Health and American Well dated January 1, 2023 (Vendor Agreement), or the Statement of Work between Elevance Health and American Well dated January 1, 2026 for the Converge Platform, terminates pursuant to Section 7 of the Vendor Agreement.

PLAN COMPENSATION SCHEDULE PCS ATTACHMENT

4.
The existing PCS Attachment to the Agreement is hereby deleted in its entirety and replaced with the PCS Attachment attached hereto.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Except as expressly set forth herein, nothing contained herein shall be construed to modify the Agreement. To the extent this Amendment conflicts with any provision of the Agreement, this Amendment shall control.

Each party to this Amendment warrants that it has full power and authority to enter into this Amendment and the person signing this Amendment on behalf of either party warrants that he/she has been duly authorized and empowered to enter into this Amendment.

THE EFFECTIVE DATE OF THIS AMENDMENT IS: January 1, 2026

PROVIDER LEGAL NAME: Online Care Group, P.C.

By: /s/ Anna Nesterova December 23, 2025 Signature, Authorized Representative of Provider(s) Date

Printed: Anna Nesterova Vice President Name Title

Address 75 State Street, 27th FL Boston MA 02109 Street City State Zip

Tax Identification Number (TIN):

Phone Number: 6172043500

Email Address: contracts@amwell.com

Blue Cross of California doing business as Anthem Blue Cross

By: /s/ Salma Khaleq 12-24-2025

Signature, Authorized Representative of Anthem Date

Printed: Salma Khaleq Vice President Name Title

Address 2505 N. Hwy 360 Grand Prairie TX 75050 Street City State Zip

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

PCS Attachment

Urgent Care and Behavioral Health - Commercial

CPT Code & Description	Rates 1/1/26 - 1/1/29
99422 NON-FACE TO FACE NEW & ESTABLISHED URGENT CARE/ACUTE VISIT (MD/DO, NP)	[**]
99204 OFFICE/OUTPATIENT VISIT NEW - PSYCH	[**]
99213-GT OFFICE/OUTPATIENT VISIT EST - PSYCH (follow-up, low complexity)	[**]
99214-GT OFFICE/OUTPATIENT VISIT EST - PSYCH (follow-up, moderate complexity)	[**]
90834 BH THERAPY - MIDLEVEL- LCSW, LPC, LMFT (And any other non-PhD/non-PsyD)	[**]
90834- BH THERAPY - PhD/ PsyD (Doctorate Level)	[**]

Urgent Care and Behavioral Health - Medicare Advantage

CPT Code & Description	Rates 1/1/26 - 1/1/29
99422 NON-FACE TO FACE NEW & ESTABLISHED URGENT CARE/ACUTE VISIT (MD/DO, NP)	[**]
99204 OFFICE/OUTPATIENT VISIT NEW - PSYCH	[**]
99213-GT OFFICE/OUTPATIENT VISIT EST - PSYCH (follow-up, low complexity)	[**]
99214-GT OFFICE/OUTPATIENT VISIT EST - PSYCH (follow-up, moderate complexity)	[**]
90834 BH THERAPY - MIDLEVEL- LCSW, LPC, LMFT (And any other non-PhD/non-PsyD)	[**]
90834- BH THERAPY - PhD/ PsyD (Doctorate Level)	[**]

National Accounts, Local, Large/Small Group Employers, etc.- Commercial Buy-Up/Benefit Programs

CPT Code & Description	Rates 1/1/26- 1/1/29

Diabetes Prevention Program (as aligned with Healthy Impact Offerings) 0488T-32

-Milestone 1, 5% weight loss

-Milestone 2, after 1st visit with Provider

-Milestone 3, after 4th visit with Provider

-Milestone 4, after 8th visit with Provider

[**]
Dermatology (as aligned with Healthy Impact Offerings) 99423-GQ Asynchronous new and established dermatoloqy visit	[**]

Musculoskeletal Services*

98975-32 Milestone 1 - Thrive & Bloom

(One-time per program)

Live coaching session with a physical therapist

98975-32 Milestone 1 - Move

(One-time per program)

Live coachinq session with an exercise module with the Diqital Platform

[**]
Musculoskeletal Services* 97161-32 Milestone 2 -Thrive & Bloom Three exercise modules with Digital Platform and unlimited chat with physical therapist coach Platform	[**]
Virtual Primary Care 99213 OFFICE/OUTPATIENT VISIT NEW - PRIMARY CARE ALL LEVELS (MD/DO, NP)	[**]
99385 OFFICE/OUTPATIENT VISIT ANNUAL WELLNESS 18-39 YEARS (Initial exam/new patient) (MD/DO, NP)	[**]
99395 OFFICE/OUTPATIENT VISIT ANNUAL WELLNESS 18-39 YEARS (Established patient) (MD/DO, NP)	[**]
99386 OFFICE/OUTPATIENT VISIT ANNUAL WELLNESS 40-64 YEARS (Initial exam/new patient) (MD/DO, NP)	[**]
99396 OFFICE/OUTPATIENT VISIT ANNUAL WELLNESS 40-64 YEARS (Established patient) (MD/DO, NP)	[**]

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

Programs listed below are also referenced in the Healthy Impact Statement of Work dated January 1, 2026, between Elevance Health, Inc. and American Well Corporation.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.

*The Anthem Rate for Musculoskeletal Services (currently defined as 98975-32, Milestone 1 - 1st visit with Provider-Tech Kit & Marketing Engagement services and 97161-32, Milestone 2 - 3 exercises modules with digital platform & unlimited chat with PT coach Platform, Milestone 3 – 6 exercise modules with the digital platform & unlimited chat with PT coach) will be limited to total Eligible Charges of [**] for Option #1: a bundle of one (1) Visit of 98975-32 and two (2) Visits of 97161-32, or Option 2: outcomes based pricing for Milestone 1 = [**] and Milestone 2 = [**]. Outcomes Based Pricing:

i.
98975-32. Milestone 1 – Participant completes live coaching session or 1 exercise session with digital platform
ii.
97161-32. Milestone 2 - Participant has indicated to Vendor either (i) a “positive outcome” on the applicable clinically-validated outcome measure* used to periodically assess the impact of the applicable services on such Participant’s focus area, or (ii) achievement of the goals established for the applicable service for the treatment of the Participant’s focus area, whichever occurs first

Visit Wait Time SLAs, Monthly Data and Reporting Requirements

i. Urgent Care/Acute Care

a.
[**] percent ([**]%) of urgent care visits will have a wait time under [**] ([**]) minutes (not including requested Providers), for Commercial and Medicare Advantage, calculated separately. For purposes of calculating performance under this SLA, (i) any market with fewer than [**] ([**]) visits per month shall be excluded to avoid statistical distortion from low-volume outliers, and (ii) data from the period of November through January shall be excluded to account for seasonal flu–related volatility.
b.
Member drop off percentages (abandonment): no more than [**] percent ([**]%) of total connections for Commercial and Medicare Advantage after [**] ([**]) minutes of wait time

ii.

a.
Psychology: Members will be offered an appointment time that occurs within [**] days, [**]% of the time, excluding markets with annual visits less than [**] visits per month
b.
Psychiatry: Members will be offered an appointment time that occurs within [**] ([**]) days from the date of request, [**]% of the time, excluding markets with less than [**] visits per month .
c.
Provider satisfaction measure: Provider will maintain a patient rated score of their satisfaction with the therapist, or Psychologist for therapy, and Psychiatrist for medical visits at an average score of [**], out of a [**] ([**]) point scale.

With respect to Urgent Care/Acute Care Visit Wait Time SLAs, and Behavioral Health measures, Monthly Data and Requirements, the parties agree that any performance impacts as a result of system performance shall be based on the system performance SLAs captured in Schedule III of the Statement of Work between Elevance health, Inc. and American Well Corporation effective January 1, 2026.

For clarity, Members seeking on demand urgent care, who choose to wait for a provider with a specific attribute, are not counted in the SLA.

The parties will work towards finalizing new reporting requirements and appropriate additional SLAs for all lines of business consistent with industry standards for urgent care and behavioral health to be finalized by amendment no later than 3/31/26. Topics to be discussed will include the following for urgent care:

i.
patient issues resolved via the first virtual care visit
ii.
appropriateness of follow up visits within [**] hours
iii.
percent of incoming patients navigated to an ER by the treating doctor
iv.
repeat visit rate within [**] hours
v.
usage of the ER by patient’s after [**] minute wait time for LiveHealth Online

Provider agrees to provide monthly and quarterly supporting reporting for all provider access requirements, subject to audit by Anthem.

Certain confidential information contained in this document, marked by [**], has been omitted because American Well Corporation has determined that the information (i) is not material and (ii) is the type that American Well Corporation customarily and actually treats as private or confidential.